                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CONTINENTAL MATERIALS CORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
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     5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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
                       CONTINENTAL MATERIALS CORPORATION

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    The 1995 annual meeting of stockholders of Continental Materials Corporation (the "Company") will be held at 225 West Wacker Drive, Chicago, Illinois, on Wednesday, May 24, 1995, at 10:00 a.m., to consider and act upon the following matters:

        (a) The election of three directors to serve until the 1998 annual meeting or until their successors are elected and qualified.

        (b) The ratification of the appointment of independent certified public accountants to the Company for the fiscal year ending December 30, 1995.

        (c) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on March 31, 1995, are entitled to notice of and to vote at the annual meeting or any adjournment thereof.

    Accompanying this notice are the Annual Report for the fiscal year ended December 31, 1994, a proxy statement, a form of proxy, and an envelope for returning the executed proxy to the Company. Stockholders unable to attend the annual meeting in person are requested to date, sign and return the enclosed proxy at once.

                                        By Order of the Board of Directors,

                                                  Mark S. Nichter
                                                     Secretary

Chicago, Illinois
April 13, 1995

                       CONTINENTAL MATERIALS CORPORATION
                             225 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                                PROXY STATEMENT
                                 --------------

                              GENERAL INFORMATION

    The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of Continental Materials Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held on May 24, 1995, and is revocable at any time before it is exercised. Such revocation may be effected by written notice to the Secretary of the Company, by executing a subsequent proxy or by voting at the meeting in person. All proxies duly executed and received will be voted on all matters presented at the meeting. Where a specification as to any matter is indicated, the proxy will be voted in accordance with such specification. Where, however, no such specification is indicated, the proxy will be voted for the named nominees and in favor of all proposals. The approximate date on which this proxy statement and the enclosed proxy are first sent or given to stockholders is April 13, 1995.

    The holders of record on March 31, 1995, of the 1,139,278 outstanding shares of common stock of the Company are entitled to notice of and to vote at the annual meeting. Each such share is entitled to one vote for each Director.

    The three nominees for election as directors at the 1995 annual meeting of stockholders who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the Company's common stock entitled to vote at that meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Company's common stock, present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the ratification of the appointment of independent certified public accountants for the fiscal year ending December 30, 1995. Under Delaware law and the Company's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote FOR, AGAINST or abstain from voting, will be counted for purposes of determining the presence of a quorum, and the total number of votes cast FOR each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting on a matter by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote AGAINST the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently.

                             ELECTION OF DIRECTORS

    The Company has a Board of Directors consisting of nine persons, divided into three classes. At this year's annual meeting three directors will be elected to serve for a term of three years or until their successors are elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the nominees named below. Management has no reason to believe that any nominee will be unable to serve. If any nominee should not be available, the persons named in the proxy will vote for the election of such persons as will continue as nearly as possible the existing management goals of the Company.

           NAME, AGE AND OTHER              SERVED AS                                                  CURRENT TERM
            POSITIONS, IF ANY,              DIRECTOR                                                    AS DIRECTOR
               WITH COMPANY                   SINCE                 BUSINESS EXPERIENCE                   EXPIRES
- - ------------------------------------------  ---------  ----------------------------------------------  -------------
NOMINEE DIRECTORS
James G. Gidwitz, 48, Chairman of the
  Board and Chief Executive Officer.......    1978     Chairman of  the  Board  and  Chief  Executive
                                                        Officer of the Company since 1983.                 1995
Joseph L. Gidwitz, 90, Vice Chairman......    1954     Vice  Chairman of the Company since 1954. Vice
                                                        Chairman  of  the  Board  of  Helene   Curtis
                                                        Industries, Inc. since 1968.(1)                    1995
Joseph J. Sum, 47, Vice President and
  Treasurer...............................    1989     Elected  Assistant Treasurer of the Company in
                                                        1978. Served  as  Controller of  the  Company
                                                        from  1979 through January 1989 and Secretary
                                                        from 1983 through February 1993. Elected Vice
                                                        President and Treasurer on August 8, 1988.         1995
CONTINUING DIRECTORS
Ralph W. Gidwitz, 59......................    1984     President,   Chief   Executive   Officer   and
                                                        Director   of  RKG   Corporation,  a  company
                                                        engaged in  mergers  and  acquisitions  since
                                                        1991;  President, Chief Executive Officer and
                                                        Director of  Terlin  Corporation,  a  holding
                                                        company  and parent  company of  Monreco USA,
                                                        Inc., from  1978  to 1991.  President,  Chief
                                                        Executive  Officer and Director, Monreco USA,
                                                        Inc., 1986 to 1991.                                1996
William G. Shoemaker, 78..................    1968     Independent business consultant since January,
                                                        1991. Consultant  to  Consolidated  Packaging
                                                        Corporation, a manufacturer of paperboard and
                                                        packaging materials, from 1977 through 1990.       1996
Theodore R. Tetzlaff, 50..................    1981     Partner  in the  Chicago law firm  of Jenner &
                                                        Block since 1982.                                  1996

           NAME, AGE AND OTHER              SERVED AS                                                  CURRENT TERM
            POSITIONS, IF ANY,              DIRECTOR                                                    AS DIRECTOR
               WITH COMPANY                   SINCE                 BUSINESS EXPERIENCE                   EXPIRES
- - ------------------------------------------  ---------  ----------------------------------------------  -------------
Thomas H. Carmody, 48.....................    1994     Vice President,  U.S.  Operations  of  Reebok,
                                                        International,  Ltd. since December 15, 1993.
                                                        From April,  1992 to  December 15,  1993  Mr.
                                                        Carmody  was Vice  President, Sports Division
                                                        of Reebok and prior to that, he was President
                                                        of Brooks Shoes, Inc.                              1997
Ronald J. Gidwitz, 50.....................    1974     President of Helene Curtis Industries, Inc.  a
                                                        producer  of  personal  care  products, since
                                                        July 1,  1979  and  Chief  Executive  Officer
                                                        since   1985.   Director  of   Helene  Curtis
                                                        Industries, Inc.(1)                                1997
William A. Ryan, 68, President and
  Chief Operating Officer.................    1974     President of the Company since 1974;  Director
                                                        of   Team,   Inc.,  a   diversified  services
                                                        company.                                           1997

- - ---------
    (1) Helene Curtis Industries, Inc. is a publicly-held company in which the Gidwitz Family (hereinafter defined) is deemed to beneficially own, directly or indirectly, approximately 31.7% of the outstanding stock.

FAMILY RELATIONSHIPS

    James G. Gidwitz and Ronald J. Gidwitz are sons of Gerald S. Gidwitz. Joseph
L. Gidwitz is Gerald S. Gidwitz's brother and Ralph W. Gidwitz is Joseph L. Gidwitz's son. Gerald S. Gidwitz, together with his wife, his brother Joseph, and their descendants are herein referred to as the "Gidwitz Family." See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

COMMITTEES OF THE BOARD

    The Company's Board of Directors has established an Audit Committee and a Compensation Committee. There is no standing nominating committee or other committee performing similar functions.

    In 1994 the Audit Committee was composed of Theodore R. Tetzlaff, William G. Shoemaker and Ralph W. Gidwitz. The function of the Audit Committee is to review and make recommendations regarding: the hiring or retention of an independent accounting firm to audit the Company's financial statements; the Company's policies with respect to maintaining its books and records and furnishing information to its independent auditors; the scope and effectiveness of the independent auditor's audit procedures; the implementation of recommendations made by the independent auditors in their annual management letter; the adequacy and competency of Company personnel engaged in such activities; the procedures of the Company in furnishing the public financial information, in accordance with generally accepted accounting principles and practices; and such other matters relating to the Company's financial affairs and accounts as the Audit Committee deems desirable or in the best interest of the Company. There were two committee meetings in 1994.

    The Compensation Committee was composed of Ronald J. Gidwitz and Theodore R. Tetzlaff in 1994. The Committee held two meetings in 1994.

BOARD MEETINGS

    The Board of Directors held five meetings in fiscal 1994. All directors, except Joseph L. Gidwitz, and Ralph W. Gidwitz attended 75% or more of the aggregate number of meetings of the Board of Directors and the Committees of the Board of Directors during the time when they served.

DIRECTOR'S COMPENSATION

    Each director who is not an officer or employee of the Company receives a set fee of $10,000 per year, plus additional fees of $500 for each board meeting or board committee meeting which he attends, with a $5,000 cap on the aggregate meeting fee.

                             EXECUTIVE COMPENSATION

    The following table summarizes the compensation of the Company's chief executive officer and its three other executive officers for the years 1992 through 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM COMPENSATION
                                                                               --------------------------------
                                                                                                      PAYOUTS
                                                                                      AWARDS         ----------
                                               ANNUAL COMPENSATION             --------------------  LONG-TERM
                                     ----------------------------------------  RESTRICTED            INCENTIVE
   NAME AND PRINCIPAL                                         OTHER ANNUAL       STOCK      STOCK       PLAN         ALL OTHER
        POSITION            YEAR      SALARY      BONUS     COMPENSATION (1)    AWARDS     OPTIONS    PAYOUTS    COMPENSATION (2)
- - ------------------------  ---------  ---------  ---------  ------------------  ---------  ---------  ----------  -----------------
James G. Gidwitz --            1994  $ 315,350  $ 236,550            --          None       None        None         $  57,734
Chairman and Chief             1993    304,350     88,020            --          None       None        None            44,708
Executive Officer              1992    290,934     79,350            --          None       None        None            27,604
William A. Ryan --             1994    278,600    167,100            --          None       None        None            55,973
President and Chief            1993    268,850     62,200            --          None       None        None            45,141
Operating Officer              1992    256,933     56,000            --          None       None        None            24,551
Joseph J. Sum --               1994    130,000     50,000            --          None       None        None            21,089
Vice President and             1993    127,558     23,500            --          None       None        None            14,870
Chief Financial                1992    113,344     25,000        14,106          None       None        None            11,406
Officer
Mark S. Nichter --             1994     80,000     25,000            --          None       None        None            11,349
Secretary                      1993     77,825     10,000            --          None       None        None             7,779

- - ------------------------------
(1) Other Annual Compensation, except where indicated, does not exceed the reporting thresholds.

(2) For 1994, the amounts shown include employer matching contributions to the Company's 401(k) Plan of $56,168, $44,633, $19,645 and $10,859 for Messrs.
     Gidwitz, Ryan, Sum and Nichter, respectively. For Messrs. Gidwitz, Ryan and Sum, these amounts include amounts deferred under a Supplemental Profit Sharing Plan. The amounts shown also include group term life insurance premiums paid by the Company in the amount of $1,566, $11,340, $1,444 and $490 for Messrs. Gidwitz, Ryan, Sum and Nichter, respectively.

STOCK OPTIONS

    The Company's Amended and Restated 1994 Stock Option Plan provides for the granting of stock options to attract, retain and reward key managerial employees of the Company or its subsidiaries. During 1994 there were no stock options granted, no employee (including officers) exercised any stock option, and no options were outstanding as of December 31, 1994.

PENSION PLAN FOR MR. RYAN

    Certain additional contractual benefits have been extended to Mr. William A. Ryan pursuant to a Deferred Compensation Agreement. Under this program, Mr. Ryan will receive upon retirement an annual payment equal to 60% of his final average compensation (i) less the amount of an annual annuity that could be purchased with the amount then credited to his Profit Sharing Plan account that is attributable to contributions by the Company or a participating subsidiary, (ii) less his annual Social Security benefit at age 65, and (iii) less the amount of annual annuity that will be provided from his account under the Company's Supplemental Profit Sharing Plan. In effect, the Deferred Compensation Agreement augments Mr. Ryan's other retirement benefits to provide an aggregate pension amount equal to 60% of his final average salary. Mr. Ryan's projected annual retirement benefit payment from the Company, assuming retirement at age 68, would be approximately $85,000.

    Under the Deferred Compensation Agreement, if Mr. Ryan dies while in the employ of the Company or one of its subsidiaries after age 65, a survivorship retirement benefit will be paid to a designated beneficiary, as though Mr. Ryan had retired immediately preceding his death.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board of Directors has furnished the following report on executive compensation.

    The Executive  Compensation  Program  is administered  by  the  Compensation
Committee of the Board of Directors (the "Committee"). The Committee's major responsibilities are:

    1. Reviewing the Company's major compensation and benefit practices, policies and programs with respect to executive officers; and

    2.  Reviewing executive officers' salaries and bonuses.

COMPENSATION PHILOSOPHY

    It is the philosophy of the Company to insure that executive compensation is linked to corporate performance. Accordingly, in years in which performance goals are achieved or exceeded, executive compensation should be higher than in years in which the performance is below expectation. At the same time, the Committee is cognizant of its need to offer compensation that is competitive. By providing the opportunity for compensation that is comparable to the levels offered by other similarly situated companies, the Company is able to attract and retain key executives. The Committee regularly reviews the Company's compensation programs to insure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. In conducting this review the Committee retains independent compensation consultants.

COMPENSATION PROGRAM COMPONENTS

    To achieve its compensation goals, the compensation program consists primarily of two components -- base salary and bonuses. Both components are adjusted based upon corporate performance and individual initiative and performance. Total pay levels, that is the aggregate of base salary and annual bonus, are largely determined through comparisons with companies of similar size and complexity. In addition, one officer, William Ryan, President, participates in the Company's Deferred Compensation Plan which is discussed above under the heading "Pension Plan for Mr. Ryan." Total pay levels for the executive officers are competitive within a range that the Committee considers to be reasonable and necessary.

PERFORMANCE MEASURES

    The Committee uses various performance measures in evaluating annual executive compensation. The Committee examined earnings, adjusted for certain unusual or nonrecurring items, as an important measure of performance. The Committee also considered return on net investment and cash flows. In its consideration, the Committee did not assign quantitative relative weights to these factors or follow mathematical formulae. Rather, the factors discussed above are compared by the Committee with the Company's annual business plan, the Company's prior year's performance and the performance of other companies in the industry segments in which the Company competes. The Committee then made judgments after considering the various factors. The Committee believes that these performance measures serve to align the interests of executives with the interests of stockholders.

1994 COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    In evaluating the compensation of the Company's chief executive officer (the "CEO"), the Committee reviewed the CEO's existing compensation arrangements, the performance of the Company (taking into account the performance measures discussed above) and the CEO and compensation of chief executive officers in similarly situated companies. Based on this review, the Committee increased the CEO's salary by 3.6% in 1994 as compared with 4.6% in 1993 and 10% in 1992
(after no increase in 1991). In setting the 1994 increase, the Committee considered, among other things, the level of compensation  of  executives in  similarly situated  companies. In  granting the
CEO's bonus in 1994, the Committee likewise considered the incentive compensation paid to CEOs of similar companies and the Company's performance in 1994. The Company's performance in 1994 exceeded all goals set forth in the Company's annual business plan. Income from continuing operations grew 56% to $1,187,000, while net income grew to $1,385,000 compared to $40,000 in 1993.
Accordingly, the Committee granted the CEO a bonus of $236,550 for 1994 compared to $88,020 last year.

STOCK OPTION AND LONG-TERM PLANS

    The Company maintains the Continental Materials Corporation Amended and Restated 1994 Stock Option Plan. There are presently no options or other awards outstanding under the Plan. The Company has no other long term compensation plans.

SUMMARY

    After reviewing all of its existing compensation programs, the Committee continues to believe that the total compensation program for executives of the Company is competitive with the compensation programs provided by other corporations of similar size and complexity. Moreover, the Committee believes that it has set compensation at levels that reflect each executive officer's contribution towards the Company's objectives.

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                   Ronald J. Gidwitz and Theodore R. Tetzlaff

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    Theodore R. Tetzlaff, a member of the Compensation Committee, is a partner in the Chicago law firm of Jenner & Block. From time to time, the Company retains Jenner & Block to provide it with legal services. The dollar amount of fees paid to Jenner & Block by the Company in 1994 did not exceed 5% of that firm's annual gross revenues.

    Ronald J. Gidwitz, a member of the Compensation Committee, is the President of Helene Curtis Industries, Inc. ("HCI"). Through May 1994, the Company leased 6,886 square feet of space at 325 North Wells Street, Chicago, Illinois for its corporate offices from HCI. The Company has paid HCI total rent of $67,849 in the year ending December 31, 1994. Management believes that the effective rent per square foot at the time of execution of the lease was competitive with that of similar premises in the area as determined by an independent third party. The Company currently leases new office space from an independent third party.

    In addition, the Company engaged in various transactions in which members of the Gidwitz Family, including Ronald Gidwitz, had an interest.

    L.O.M. Holdings, Inc. ("L.O.M."), a company whose subsidiaries are engaged in the travel agency business, is owned by members of the Gidwitz Family. The Company purchased a total of approximately $40,844 in airline tickets and other travel services from subsidiaries of L.O.M. during its last fiscal year. Management believes that these purchases were on terms that were as favorable as might be obtained from an unrelated third party.

    The Company is currently serving as the sponsoring corporation in an Insurance Purchasing Group (the "Group"), which consists of the Company and its subsidiaries and other companies in which the Gidwitz Family are the principal owners. The cost of such insurance is allocated among all members of the Group based on such factors as, but not limited to, nature of the risk, loss history and size of operations. From time to time, the Company will advance payments to the insurance carriers on behalf of the individual members of the Group. The Company invoices each member of the Group for their respective share of each payment. Interest at the rate of prime plus one percent is charged on all amounts not paid by a member after 30 days from receipt of an invoice sent by the Company. During fiscal year 1994, certain members of the Group were indebted to the Company with respect to advances made by the Company under the insurance purchasing program. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 1994 with respect to these companies equalled approximately $202,000. As of the date of this proxy statement, no past due amounts are owing to the Company from any member of the Group. The Company's participation in the Group has, in management's opinion, resulted in significant savings to the Company in terms of the cost of insurance premiums and other insurance charges.

                     COMPARISON OF TOTAL SHAREHOLDER RETURN

    The following graph compares the Company's cumulative total stockholder return on its common stock for a five year period (December 31, 1989 to December 31, 1994), with the cumulative total return of the American Stock Exchange Market Value Index ("ASEMVI"), and a peer group of companies selected by the Company. The "Peer Group" is more fully described below. Dividend reinvestment has been assumed with respect to the ASEMVI and the Peer Group. The companies in the peer group are weighted by market capitalization as of the beginning of the measurement period. The Company has never paid a dividend.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               CONTINENTAL MATERIALS CP         BROAD MARKET INDEX         PEER GROUP INDEX
1989                                    100                        100                     100
1990                                  38.64                       84.8                   79.02
1991                                  41.22                     104.45                   59.02
1992                                  48.58                     105.88                   51.49
1993                                  48.88                     125.79                   61.72
1994                                  70.99                     111.12                   61.08

    The Company manufactures and markets products in two separate industries. These industries are (i) heating and air conditioning and (ii) construction materials, primarily ready-mix concrete. The Company's principal activities have occurred exclusively in these two industries for over 15 years. The Peer Group selected by the Company for the above graph is a combination of companies from these two industries. The companies included in the Peer Group are: American Business Computer Corporation; Danaher Corporation; Fedders Corporation; Florida Rock Industries Inc.; ICC Technologies; Kysor Industrial Corporation; Lancer Corporation; LSB Industries, Inc.; Mesteck Inc.; Tecumseh Products Inc.; Westinghouse Electric Corporation; and Wynn's International, Inc.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following information is furnished as to the Common Stock of the Company owned beneficially as of March 25, 1995 by (i) each director, (ii) the executive officers named in the summary compensation table, (iii) directors and executive officers as a group, and (iv) persons that have reported beneficial ownership of more than 5% of the Company's Common Stock.

            NAME AND ADDRESS                                  PERCENT
          OF BENEFICIAL OWNER              NO. OF SHARES    OF CLASS (1)
- - ----------------------------------------  ----------------  ------------
Gidwitz Family
  325 North Wells Street
  Chicago, Illinois 60610                    392,809(2)           34.5%
Continental Materials Corporation
  Employees Profit Sharing Retirement
  Plan                                        68,465               6.0%
Thomas H. Carmody                                100
James G. Gidwitz                                  --(2)(3)
Joseph L. Gidwitz                                 --(2)(3)
Ralph W. Gidwitz                                  --(3)
Ronald J. Gidwitz                                 --(3)
Mark S. Nichter                                  100
William A. Ryan                                  600(2)
William G. Shoemaker                             160
Joseph J. Sum                                    200(2)
Theodore R. Tetzlaff                               0
All directors and officers as a
  group (includes ten persons)               462,434              40.6%

- - ---------
    (1) The shares owned in each case except as otherwise indicated, constitute less than 1% of the outstanding shares of the Company's common stock.

    (2) Excludes 68,465 shares held by the Company's Employee Profit Sharing Retirement Plan as to which James L. Gidwitz, Joseph L. Gidwitz, William A.
Ryan and Joseph J. Sum share voting power as trustees of such Plan.

   (3)  Excludes shares held indirectly as follows:
        (a) 363,563 shares owned by a partnership whose managing partners are Joseph L. Gidwitz, Gerald S. Gidwitz, Ronald J. Gidwitz, James G. Gidwitz and Ralph W. Gidwitz.
        (b) 23,117 shares owned by L.O.M. whose beneficial owners include members of the Gidwitz Family.
        (c) 6,129 shares held directly by family members of Joseph L. Gidwitz other than those family members included in the security ownership of management table above.
        With respect to the shares referenced in this Note, the beneficial owners indicated in (c) have sole voting and investment power and the beneficial owners indicated in (a) and (b) have shared voting and investment power.

                          PROPOSAL FOR RATIFICATION OF
                       EMPLOYMENT OF INDEPENDENT AUDITORS

    The Board of Directors and the Audit Committee recommend ratification of the continued employment of Coopers & Lybrand, Certified Public Accountants, to audit the Company's books for the fiscal year ending December 30, 1995. An appropriate resolution ratifying such employment will be submitted to the stockholders at the annual meeting. If such resolution is not adopted, management will reconsider such appointment.

    A representative of Coopers & Lybrand is expected to be present at the stockholders' annual meeting. The representative will have an opportunity to make a statement if he/she desires to do so, and he/she will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

    The deadline for receipt of stockholder proposals for inclusion in the Company's proxy statement for its 1995 fiscal year is December 22, 1995.

    The management does not know of any matters to be presented at the annual meeting other than those set forth in this proxy statement. If any other matters not now known come before the annual meeting, it is intended that the persons named in the proxies will act according to their best judgment.

                                    EXPENSES

    The entire expense of preparing, printing and mailing the form of proxy and the material used for the solicitation thereof will be borne by the Company. In addition, the Company has retained the services of Beacon Hill Partners, Inc. to solicit proxies from nominees and brokers' accounts at a cost of approximately $3,500. Solicitation of proxies will be made by mail but also may be made through oral communications by directors, officers or employees of the Company who will receive no additional compensation for such efforts.

                                           By Order of the Board of Directors,

                                                        James G. Gidwitz
                                                     Chairman of the Board

PROXY                  CONTINENTAL MATERIALS CORPORATION

                 PROXY CARD FOR ANNUAL MEETING ON MAY 24, 1995

    The undersigned hereby appoints Ronald J. Gidwitz and William A. Ryan as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Continental Materials Corporation held on record by the undersigned on March 31, 1995, at the annual meeting of stockholders to be held on May 24, 1995 or any adjournment thereof.

    The Board of Directors unanimously recommends a vote FOR the following:

    (1)    Election of three nominees to the Board of Directors.
                               /  /  FOR  all  nominees  listed  below  / / WITHHOLD AUTHORITY
                                 (except as  marked  to  the  contrary    to  vote  for all  nominees listed
                               below)                                   below

              James G. Gidwitz, Joseph L. Gidwitz and Joseph J.Sum

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name.)
(2)        Approval and ratification of the Directors' appointment of Coopers & Lybrand as the Company's independent auditors for the year ending December 30, 1995.

                    / /  FOR    / /  AGAINST    / /  ABSTAIN

(3)        In their discretion, the Proxies are authorized to vote upon such other business as may  properly come before the meeting.

                    / /  FOR    / /  AGAINST    / /  ABSTAIN

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                (Continued, and to be signed on the other side)

    THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO INSTRUCTIONS ARE GIVEN, IT WILL BE VOTED "FOR" ELECTION OF ALL NOMINEES AS DIRECTORS OF THE COMPANY, AND "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.
                                               DATED: ___________________ , 1995
                                               _________________________________
                                                           Signature
                                               _________________________________
                                                   Signature if held jointly

                                                  Please vote, sign, date and
                                                  return this proxy promptly.

Please sign exactly as name appears above. Executors, administrators, trustees, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.